UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2017

HMS Income Fund, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction	814-00939 (Commission	45-3999996 (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas (Address of principal executive offices)		77056-6118 (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Deutsche Bank Credit Facility

On May 18, 2015, HMS Funding I LLC, a Delaware limited liability company (“HMS Funding”), a wholly owned subsidiary of HMS Income Fund, Inc. (the “Company”), entered into an amended and restated credit agreement (as amended on multiple occasions, the “Deutsche Bank Credit Facility”), among HMS Funding, the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent and lender, the financial institutions party thereto, as lenders, and U.S. Bank National Association, as collateral agent and collateral custodian. On November 20, 2017, the Company entered into a fifth amendment (“Fifth Amendment”) to the Deutsche Bank Credit Facility, which, among other things (i) reduced the interest rate from the sum of the index plus an applicable margin of 2.50% to the sum of the index plus an applicable margin of 2.35% (the index will be equal to the one-month London Interbank Offered Rate ("LIBOR"), or, in the event that LIBOR is not reasonably available, the higher of Deutsche Bank's base commercial lending rate and the interest rate equal to 0.5% above the federal funds rate), (ii) extended the maturity date of such facility to November 20, 2022, (iii) increased revolver commitments thereunder by the amount of $50 million (from $400 million to $450 million), with such increases to be effectuated by an increase in commitments under the Deutsche Bank Credit Facility by Deutsche Bank, Bank of America, N.A., ING Capital LLC and RGA Reinsurance Company and (iv) established a maximum borrowing capacity thereunder of $550.0 million.

This description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1
Fifth Amendment to the Amended and Restated Loan Financing and Servicing Agreement, dated as of November 20, 2017, by and among HMS Funding I LLC, as borrower, HMS Income Fund, Inc., as equityholder and servicer, the financial institutions party thereto, as lenders, Deutsche Bank AG, New York Branch, as administrative agent and lender, and U.S. Bank National Association, as collateral agent and collateral custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

November 27, 2017	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer